COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 13 - COMMITMENTS AND CONTINGENCIES
a)	On April 4, 2006, the Company entered into a consulting agreement with a term of nine months for consideration of 75,000 common shares. As of December 31, 2011, the Company had issued 37,500 common shares and 37,500 common shares are still owed to the consultant.

b)	On April 10, 2006, the Company entered into a consulting agreement with a term of one year for consideration of 75,000 common shares. As of December 31, 2011, the Company had issued 37,500 common shares and 37,500 common shares are still owed to the consultant.

c)	BioCurex China has entered into a lease agreement with a third party with a term from February 15, 2009 to February 1, 2012 in consideration of 78,200 RMB (approximately $11,885 USD) to be paid annually.